Credit Suisse Global High Yield Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended June 30, 2005

Portfolio:			Credit Suisse Global High Yield Fund


Security:			HydroChem Industrial 144A


Date Purchased:			2/9/2005


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$100,000.00


% of Offering Purchased
by the Portfolio:		.07%


Broker:				Morgan Stanley

Member:				Co-Manager




Portfolio:			Credit Suisse Global High Yield Fund


Security:			NTK Holdings Inc 144A


Date Purchased:			2/10/2005


Price Per Share:		$62.14


Shares Purchased
by the Portfolio *:		250


Total Principal Purchased
by the Portfolio *:		$155,340.00


% of Offering Purchased
by the Portfolio:		.06%


Broker:				Banc of America Secs

Member:				Joint Lead Manager



Portfolio:			Credit Suisse Global High Yield Fund


Security:			Colorado Interstate Gas 144A

Date Purchased:			3/2/2005

Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		35


Total Principal Purchased
by the Portfolio *:		$35,000.00


% of Offering Purchased
by the Portfolio:		.02%


Broker:				Citigroup Global Advisors


Member:				Joint Lead Manager





Portfolio:			Credit Suisse Global High Yield Fund


Security:			Range Resources Corp


Date Purchased:			3/2/2005


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		50


Total Principal Purchased
by the Portfolio *:		$50,000.00


% of Offering Purchased
by the Portfolio:		.03%


Broker:				JP Morgan Chase Manhattan Bank


Member:				Co-Manager




Portfolio:			Credit Suisse Global High Yield Fund


Security:			Allied Waste North America 144A


Date Purchased:			3/3/2005


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$100,000.00


% of Offering Purchased
by the Portfolio:		.02%


Broker:				JP Morgan Chase Manhattan Bank


Member:				Joint Lead Manager